ADVANCED SERIES TRUST

AST Managed Alternatives Portfolio

Supplement dated August 6, 2018 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Managed Alternatives Portfolio (the Portfolio), a series of Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved: (i) replacing Goldman Sachs Asset Management, L.P. as a subadviser to the AST Goldman Sachs Strategic Income Portfolio (the Strategic Income Portfolio) with Pacific Investment Management Company LLC; and (ii) changing the name of the Strategic Income Portfolio to the AST PIMCO Dynamic Bond Portfolio. As a result, the description in the Summary Prospectus of the Portfolio’s Principal Investment Strategy is solely being modified to reflect the new name of the Strategic Income Portfolio. This change is expected to become effective on or about September 17, 2018.

To reflect this change, the Summary Prospectus of the Portfolio is hereby revised as follows, effective September 17, 2018:

I.	The table in the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of Summary Prospectus relating to the Portfolio is hereby revised by deleting the row related to the Strategic Income Portfolio and replacing it with the following:

Underlying Fund Portfolio	Allocation(1)
AST PIMCO Dynamic Bond Portfolio	18%

(1) The allocations referenced in this table may change over time

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

832SUMPSUP1